LOGO
AQUILA Group of Funds


                    Narragansett Insured Tax-Free Income Fund
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


                                   Prospectus

Class A Shares                                                 October 31, 2009
Class C Shares

     Narragansett Insured Tax-Free Income Fund is a mutual fund that seeks to provide a high level of preservation for investors' capital and consistency in the payment of current income that is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. The Fund invests primarily in tax-free municipal obligations which are insured as to payment of principal and interest by nationally recognized insurers of municipal obligations.

        For purchase, redemption or account inquiries contact the Fund's
                          Shareholder Servicing Agent:

 PNC Global Investment Servicing * 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

                    For general inquiries & yield information
                     800-437-1020 toll-free or 212-697-6666

   The Securities and Exchange Commission has not approved or disapproved the
     Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....4
Fees and Expenses of the Fund....................6
Investment of the Fund's Assets..................7
Fund Management.................................11
Net Asset Value per Share.......................13
Purchases.......................................13
Redeeming Your Investment.......................15
Alternative Purchase Plans......................19
Dividends and Distributions.....................25
Tax Information.................................26
Financial Highlights............................29

           The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective, which is a fundamental policy, is to seek a high level of preservation for investors' capital and consistency in the payment of current income that is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

"What is the Fund's investment strategy?"

     In seeking its objective, the Fund will invest primarily in Rhode Island Obligations which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes. We call these "Rhode Island Obligations." In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 12 years.

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund. The insurance of principal and interest under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation and interest when due.

     It is a goal of the Fund, which may not be achieved, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 80% of the Fund's assets will be invested in Rhode Island Obligations which are insured.


     At the time of purchase, the Fund's Rhode Island Obligations must be of investment grade quality. This means that they must either



     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,



     * if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A.


     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Rhode Island Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund at least 80% of the Fund's assets must be invested in Rhode Island Obligations whose interest is exempt from Rhode Island state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. Adverse local events, such as a downturn in the Rhode Island economy, could affect the value of the Fund's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Rhode Island Issuers?")

     There are two types of risk associated with any fixed-income debt securities such as Rhode Island Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in prevailing interest rates. If interest rates rise, the value of debt securities, including Rhode Island Obligations, will normally decline. If the value of Rhode Island Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Rhode Island Obligations, are subject to interest rate risk. Rhode Island Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Rhode Island Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Like all municipal obligations, Rhode Island Obligations can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of holders of municipal securities. Because many Rhode Island Obligations are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those specific areas can affect the overall municipal market. Market conditions may directly affect the liquidity and valuation of Rhode Island Obligations.

         Insurance on an obligation is intended to mitigate credit risk. However, because the ability of many of the Fund's insurers to pay claims has been downgraded in recent months, the protection of such insurance has been diminished, and there is no assurance that some of them could be relied on for payment. Insurance does not insure the market price of the obligation. The market value of obligations in the Fund will, over time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured. The proceeds of redemptions may be more or less than your original cost.

     An investment in the Fund is not a deposit in RBS Citizens, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Narragansett Insured Tax-Free Income Fund by showing changes in performance of the Fund's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



      [Bar Chart]
      Annual Total Returns
      As of December 31
      Class A Shares
      1999-2008



20%
18%
16%
14%
12%      10.79
10%       XXXX        9.25
 8%       XXXX        XXXX
 6%       XXXX        XXXX  5.41
 4%       XXXX  3.97  XXXX  XXXX  3.25        3.37  3.64
 2%       XXXX  XXXX  XXXX  XXXX  XXXX  2.08  XXXX  XXXX
 0%       XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  1.30
-2%  XXXX
-4% -2.89
-6%


    1999  2000  2001  2002  2003  2004  2005  2006  2007  2008

                                 Calendar Years

     During the period shown in the bar chart, the highest return for a quarter was 4.41% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.53% (quarter ended June 30, 2004).


     The year-to-date (from January 1, 2009 to September 30, 2009) total return was 7.23% for Class A Shares and 6.55% for Class C Shares.


Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.

                    Narragansett Insured Tax-Free Income Fund
             Risk/Return Bar Chart and Performance Table (continued)

                                         Average Annual Total Return

 For the Period Ended
    December 31, 2008                    1 Year      5 Years    10 Years



Narragansett Insured Tax-Free Income Fund
Class A Shares(1)
    Return before taxes                  (2.77)%     1.89%      3.53%
    Return after taxes on
     distributions                       (2.78)%     1.86%      3.50%

    Return after taxes on
     distributions and
     redemption                          (0.56)%     2.12%      3.58%

Narragansett Insured Tax-Free Income Fund:

Class C Shares
    Return before taxes                  (0.47)%(2)  1.86%      3.07%

Barclays Capital Quality
  Intermediate Municipal
  Bond Index(3)                           4.49%      3.56%      4.58%



(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

(2) The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3) Barclays Capital Quality Intermediate Municipal Bond Index (formerly known as the Lehman Brothers Quality Intermediate Municipal Bond Index) is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                         Class A        Class C
                                         Shares         Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
 Imposed on Purchases....................4.00%        None
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load).....None(1)       1.00%(2)
 (as a percentage of the lesser of
 redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None          None
Redemption Fees..........................None          None
Exchange Fee.............................None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fee(3)......................  0.50%          0.50%
Distribution (12b-1)Fee................  0.15%          0.75%
Other:
 Service Fee....................... None         0.25%
 Other Expenses.................... 0.27%        0.27%
 Total...............................    0.27%          0.52%
Total Annual Fund
 Operating Expenses (4)................  0.92%          1.77%

Total Fee Waivers
 and/or Reimbursement(5) ............... 0.10%          0.10%
Net Expenses(5) ........................ 0.82%          1.67%



(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and up to 0.50 of 1% if you redeem your shares during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.


(3) The Fund pays the Manager an advisory fee at the annual rate of 0.50 of 1% of average annual net assets of which 0.29 of 1% is currently being waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of
     0.23 of 1% of average annual net assets of which 0.10 of 1% is currently being waived. These fee waivers can be discontinued at any time.



(4) The expense ratios for the fiscal year ended June 30, 2009 after giving effect to all waivers and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.59% for Class A Shares and 1.44% for Class C Shares.



(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2009 through October 31, 2010 so that total Fund expenses will not exceed 0.82% for Class A Shares or 1.67% for Class C Shares.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year(6)    3 years    5 years    10 years


Class A Shares.......... $480         $672       $880       $1,477
Class C Shares.......... $270         $547       $950       $1,644 (7)


You would pay the following expenses if you did not redeem your Class C Shares:


Class C Shares.......... $170         $547       $950       $1,644(7)



(6) Absent fee waivers and reimbursements, one-year expenses would be $490 for Class A Shares, $180 for Class C Shares without redemption and $280 for Class C Shares with redemption, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.


(7) Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                        Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income that is exempt from State of Rhode Island personal income taxes and regular Federal income taxes.

Rhode Island Obligations

     The Fund invests in Rhode Island Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Rhode Island income taxes. They include obligations of Rhode Island issuers and certain non-Rhode Island issuers, of any maturity.

     The obligations of non-Rhode Island issuers that the Fund can purchase as Rhode Island Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Rhode Island income taxes. The Fund purchases the obligations of these issuers only when obligations of Rhode Island issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

     Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.

[Picture Page]
Narragansett Insured Tax-Free Income Fund

[picture]
Narragansett Bay Commission - Rhode Island Clean Water & Pollution Control [picture]
Kent County Water Authority
[picture]
Rhode Island Convention Center - Providence, RI
[picture]
Andrews Hall - Brown University
[picture]
Bryant University - Smithfield, RI
[picture]
University of Rhode Island
[picture]
Johnson & Wales University
[picture]
Providence College - Providence RI
[picture]
Daphne Farago Wing - Rhode Island School of Design


The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of August 31, 2009 and together represented 27.30% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Rhode Island Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Rhode Island Obligations, the market value of a Rhode Island Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

     The credit rating of an insurance company that insures Rhode Island Obligations owned by the Fund may affect the market's perception of the value of those obligations. As a result of recent losses from exposure to deteriorating credit markets, the credit ratings, historically AAA, of several insurance companies who insure Rhode Island Obligations owned by the Fund have been downgraded or placed on negative watch by major rating agencies. Aside from the general risk that lowered market perceptions of the credit quality of the bonds' insurers may negatively affect evaluations of the bonds themselves, there is the specific risk that if the independent rating of an insured Rhode Island Obligation in the Fund's portfolio is not equal to or higher than that of the insurer of the bond, a downgrade for the insurer will be likely to result in a downgrade of the bond, which could adversely affect the bond's market value.

"What are the main risk factors and special considerations specifically relating to investment in Rhode Island Issuers?"

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on Rhode Island Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and may not be complete.

     Rhode Island was among the first states to experience the negative impact of the economic downtown. This recession is more severe than the recessions in the last two decades. It has caused job losses in all sectors of the Rhode Island economy at a pace faster than that observed in previous recessions.

     The unemployment rate in Rhode Island was over 12 percent in the 2nd quarter of 2009 and is predicted to be over 10 percent through 2010. The unemployment rate does not include individuals who left the workforce or moved out of the state seeking job opportunities or underemployed individuals accepting jobs below their education and prior work experience. Rhode Islanders are waiting for the bottom of the recession to arrive.

     The state's investment in economic development is among the lowest in per capita expenditures in the United States. A report issued in April 2009 found that economic development in Rhode Island has been unsatisfactory for well over a decade, and the state needs to develop a clear, coordinated and comprehensive strategy for economic growth.

     Major barriers will have to be overcome to enable the Rhode Island economy to return to a sustainable growth path. First, the state continues to face enormous budget deficits which limit the capacity of the government to stimulate the economy. The state met a FY 2010 deficit of over $580 million with federal stimulus funds, revisions of the state's pension system and reduced support for state-supported programs in education, health and welfare. The state has been unable to find new sources of revenue beyond the federal stimulus program. Second, job growth in Rhode Island faces challenges such as an unfriendly business environment, noncompetitive tax structure, a poorly funded education system, an aging workforce, unaffordable housing, a population decline and the loss of college graduates to other states.

     Rhode Island's economy has historically been dependent on manufacturing. One quarter of manufacturing jobs disappeared between the late 1980s and 2000. There were 70,000 manufacturing jobs in 2000. In 2009, Rhode Island lost over 27,000 jobs in manufactured products such as jewelry, silverware, machinery, primary metals, textiles and rubber products. Presently, Rhode Island's employment and economy are primarily based on government, health services, business services, tourism and education. If economic growth can occur it must be in areas where the state has had a competitive advantage such as tourism, manufacturing leading to exports, professional and business services, education and health services. To grow, the state would have to attract industries that pay higher wages such as marine, distribution, alternative energy, defense and bio-technology, and can take advantage of the state's strategic location and institutions of higher education. Where and if the state will be able to do so cannot be predicted.

     The economic downturn negatively affected most employment sectors in 2008 and 2009. Layoffs were announced in financial services, government, education and health services. Information, high-tech, education and health services are forecasted to grow in the 2nd half of 2010.

     Rhode Island's employment (in thousands) declined from 481,800 in 2008 to 461,500 in 2009. While no jobs are expected to be created during the first two quarters of 2010, just under 4,000 jobs are expected to be added during the 3rd and 4th quarters of 2010. An increase of 8,300 is forecasted for 2011. By 2011, Rhode Island's employment is expected to be 467,300, a number similar to the late 1990's.

     The population of Rhode Island is expected to increase by 1,000 in 2009 to 1,052,000. By 2013, the population is expected to grow to 1,058,000. The age segments of the population showing the greatest growth in 2009 and 2010 are age cohorts 20 to 24 and 45 to 64.

     The median price of homes has continued to decline. The median price of a home in 2008 was $246,100 and is expected to be $193,000 in 2009, a decline of over 20 percent. From the peak of the median price home in 2006, prices have declined by $90,000. Median price drops varied by community and neighborhoods in communities. Cities such as Central Falls and Providence have seen drops in value as high as 40 percent while water front communities have seen smaller declines from peak to peak. Housing sales have increased as a result of lower prices, lower mortgage interest rates and the federal stimulus program giving first time home owners a tax credit. By 2010, the median price of a home is expected to decline to $181,700. Even with these declines, affordable housing is still a problem in attracting population to Rhode Island.

     The job and income losses caused by the economic downturn and the troubled housing market have caused a significant increase in both consumer delinquency and personal bankruptcies in Rhode Island. Personal bankruptcies increased in 2009 as compared with 2008. Bankruptcies are expected to grow in 2010 and 2011. From 2008 through 2013, the annual growth in bankruptcies is predicted to be 8.6 percent as compared with a negative annual growth rate of 5 percent from 2003 to 2008.

     The economic downturn has impacted income creation and caused a slowdown in personal income growth in Rhode Island. Personal income is expected to be $43.19 billion in 2009, a small decline from 2008's $43.22 billion. Personal income is expected to grow to $44.16 billion in 2010, an increase of 2.2 percent. Per capita income is expected to decline to $41,060 in 2009 from $41,129 in 2008. In 201l, per capita income is expected to be $41,924, 2.1 percent higher than 2009.

     The 2009 gross domestic product has been forecasted to be $36.7 billion, roughly the same figure as 2001. At an annualized rate, Rhode Island's real gross domestic product will decline by 3.1 percent in 2009 compared with 2.7 percent in the other New England states. In 2008, Rhode Island's gross domestic product declined by 2.1 percent as compared with an increase of 0.4 percent in the other New England states. In 2010, Rhode Island's gross domestic product is forecasted to increase by 2.9 percent.

                                 Fund Management

"How is the Fund managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A., One Citizens Plaza, Providence, Rhode Island 02903, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, providing for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 2009, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

     A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended December 31, 2008.

Information about the Manager and the Sub-Adviser


     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of September 30, 2009, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts.


     In 2008, the shareholders of the Fund, as well as those of all of the other funds in the Aquila Group of Funds, approved new advisory and administration agreements and, if applicable, new sub-advisory agreements, in anticipation of a change of control of the Manager. Under the proposed transaction, which is expected to occur in 2009, no individual will hold with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager. The transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager. In April 2009 the shareholders of the Fund ratified their previous approval of a proposed sub-advisory agreement with substantially the same terms as the current sub-advisory agreement to take effect when the proposed transaction occurs.

     Performance of the current Advisory and Administration Agreement is currently guaranteed by AMC. If the transaction occurs, AMC will provide an identical guarantee of performance of the new Advisory and Administration Agreement.

     Citizens Investment Advisors, the Sub-Adviser, is a department of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC ("RBSG"). CFG is a $153 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,480 branches, more than 3,500 ATMs and approximately 23,000 employees. It operates its branch network in 12 states and has non-branch retail and commercial offices in about 40 states.

     In December, 2008, the Treasury ("HMT") of the United Kingdom ("U.K.") acquired a significant interest in RBSG. The investment is managed on a commercial basis by an arms-length company, UK Financial Investments Limited, which is wholly owned by HMT. This transaction resulted in the termination of the then existing sub-advisory agreement. A new sub-advisory agreement with substantially the same terms was approved by the shareholders of the Fund on April 21, 2009, and is currently in effect.

     Salvatore C. Di Santo has managed the Fund's portfolio since the inception of the Fund in September 1992. Mr. Di Santo, a Senior Vice President of the Sub-Adviser.

     Jeffrey K. Hanna, also an officer of the Sub-Adviser, is the co-manager of the Fund. He has held this position since 2005. He was formerly an assistant portfolio manager of the Fund and served as such since 2000.

     The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.


                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases

"Are there alternative purchase plans?"

     The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Rhode Island Obligations. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Fund?"

     You can purchase shares of the Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

     Also, if you do not reside in Rhode Island, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, both Class A Shares and Class C Shares are available in:


                * Rhode Island * Colorado * Connecticut * Florida
                       * Hawaii * Massachusetts * Nebraska
                      * New Jersey * New York * Washington


     Only Class A Shares are available in:

                                   * Tennessee

     Only Class C Shares are available in:

                                   * Wisconsin

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I

     * Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

     * Subsequently, any amount (for investments in shares of the same class).

     To qualify for purchases of Class A Shares or Class C Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

     *    $50 or more if an Automatic Investment Program is established.

     *    Subsequently, any amount you specify of $50 or more.

     * You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

     You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PNC Global Investment Servicing.

     Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

     The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.


                               Opening an Account

* Make out a check for the investment amount payable to Narragansett Insured Tax-Free Income Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund's Agent, PNC Global Investment Servicing.


                              Adding to An Account

By Wire                                                         By Check

* Telephone the Agent (toll-free) at 800-437-1000 (individual   * Make out a check for the investment amount payable
  shareholders) or 877-953-6932 (broker/dealers) to advise us     to Narragansett Insured Tax-Free Income Fund.
  that you would like to purchase shares of the Fund by wire
  transfer.                                                     * Fill out the pre-printed stub attached to the Fund's
                                                                  confirmations or supply the name(s) of account
* Instruct your bank to transfer funds by wire to the             owner(s), the account number, and the name of the Fund.
  following account:
                                                                * Send your check and account information to your
Bank Name:PNC Bank, Philadelphia, PA                              dealer or to the Fund's Agent, PNC Global Investment
ABA Number: 031-0000-53                                           Servicing.
Account Name: Aquila Group of Funds
Account No.: 85-0242-8425
Further Credit:  Narragansett Insured Tax-Free Income
Fund, Name of Shareholder and Account Number.

Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

-    Class C Shares held for less than 12 months (from the date of purchase);
     and

-    CDSC Class A Shares (as described below).

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PNC Global Investment Servicing
Attn: Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

By telephone, call:

800-437-1000
toll-free

By FAX, send instructions to:

508-599-1838

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification.

     Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s); and

     signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your             None. However,
broker/dealer.             broker/dealer.                     your broker/dealer
                                                              may charge a fee.


     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

  "Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.


                              Class A Shares                Class C Shares
                           "Front-Payment Class"          "Level-Payment Class"

Initial Sales              Class A Shares are             None. Class C
Charge                     offered at net asset           Shares are offered
                           value plus a maximum           at net asset value
                           sales charge of 4%,            with no sales charge
                           paid at the time of            payable at the time
                           purchase. Thus, your           of purchase.
                           investment is reduced
                           by the applicable
                           sales charge.

Contingent                 None (except for               A maximum CDSC of 1%
Deferred Sales             certain purchases of           is imposed upon
Charge ("CDSC")            $1 million or more).           the redemption of
                                                          Class C Shares held
                                                          for less than 12
                                                          months. No CDSC
                                                          applies to Class C
                                                          Shares acquired
                                                          through
                                                          reinvestment of
                                                          dividends or
                                                          distributions.

Distribution and           A distribution fee             There is a level
Service Fees               of 0.15 of 1% is               charge for
                           imposed on the                 distribution and
                           average annual net             service fees for six
                           assets represented             years after the date
                           by the Class A                 of purchase at the
                           Shares.                        aggregate annual rate
                                                          of 1% of the average
                                                          net assets represented
                                                          by the Class C Shares.

Other Information          The initial sales              Class C Shares,
                           charge is waived or            together with a pro-
                           reduced in some                rata portion of all
                           cases. Larger                  Class C Shares
                           purchases qualify              acquired through
                           for lower sales                reinvestment of
                           charges.                       dividends and other
                                                          distributions paid
                                                          in additional Class
                                                          C Shares,
                                                          automatically
                                                          convert to Class A
                                                          Shares after six
                                                          years.


Systematic Payroll Investments

     You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price               Class C Shares Offering Price

Net asset value per share                   Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

     The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

*    an individual;

* an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their accounts;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code.

     You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

     A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds in accordance with the following table:


        I                       II                 III
Amount of Purchase         Sales Charge as     Sales Charge as
and Value of All           Percentage of       Approximate
Class A Shares Held        Public              Percentage of
By a Single Purchaser      Offering Price      Amount Invested

Less than $25,000          4.00%               4.17%
$25,000 but less
  than $50,000             3.75%               3.90%
$50,000 but less
  than $100,000            3.50%               3.63%
$100,000 but less
  than $250,000            3.25%               3.36%
$250,000 but less
  than $500,000            3.00%               3.09%
$500,000 but less
  than $1,000,000          2.50%               2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account would be equivalent to the amount of your payment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.

     The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:

                                           During First Two Years After         During Third and Fourth Years
                                                      Purchase                         After Purchase
           Value of Holdings
  $1 million and up to $2.5 million                      1%                                 0.50%

  Over $2.5 million and up to $5                  0.50% in year 1                             0
  million                                         0.25% in year 2                             0

  Over $5 million                                        0                                    0


     However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

     The CDSC will be waived for:

     * - Redemption following the death of the shareholder or beneficial owner.

     * - Redemption by the Fund when an account falls below the minimum required account size.

     * - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.


Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

     A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

General

     Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.

     The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on the Fund's name, then on "Highlights," then scroll down to "Alternative Purchase Plans and Sales Charge Breakpoints."

     Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See "Additional Information" below and the SAI for discussions of marketing support payments.

"What are the sales, service and distribution charges for Class C Shares?"

*    No sales charge at time of purchase.

* Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear a lower distribution fee and no service fee.

     The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund's Class A Shares instead.

Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

*    No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

* The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege

     Generally, you can exchange shares of this Fund into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

Frequent Trading

     As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations?"

     A statement will be mailed to you confirming each purchase or redemption of shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

     For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Payments with respect to each class are made only out of the Fund's assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

     The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Fund ask your financial advisor. For more information, please see the Fund's SAI.

"Transfer on Death" Registration (Both Classes)

     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.


                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third business day after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Rhode Island Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Rhode Island income taxes.

     During the last calendar year, the Fund's dividends consisted of the following:

                                Calendar Year
                                   12/31/08

                     Exempt-Interest    Capital             Ordinary Income
                     Dividends          Gains Dividends     Dividends


Class A Shares       98.23%             0.00%               1.77%



Class C Shares       97.90%             0.00%               2.10%




     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Fund will treat as ordinary income in the year received certain gains on Rhode Island Obligations it acquired after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain which will result in "market discount" ordinary income up to the face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     If the Fund acquires Rhode Island Obligations at a premium over the principal amount, the Trust must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends which may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.

     Expenses and interest of the Fund relating to tax-exempt income reduce the amount of exempt-interest dividends which may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.

     Capital gains dividends (net long-term gains over net short-term losses (which generally may exclude post-October 31 capital losses for this purpose)) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund which are not offset by capital gains are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Rhode Island Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Rhode Island taxes?"

     The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

     This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Items of income which are not so identified, for example capital gain dividends, will be taxable for Rhode Island income tax purposes, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance.

     Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

     Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.



                                                                                Class A
                                               ------------------------------------------------------------------
                                                                           Year Ended June 30,
                                               ------------------------------------------------------------------
                                                  2009          2008           2007           2006         2005
                                               ---------     ---------      ---------      ---------    ---------
Net asset value, beginning of period .......   $   10.39     $   10.37      $   10.34      $   10.79    $   10.49
                                               ---------     ---------      ---------      ---------    ---------
Income (loss) from investment operations:
  Net investment income+ ...................        0.38++        0.38++         0.38+          0.38+        0.40+
  Net gain (loss) on securities
    (both realized and unrealized) .........        0.06          0.03           0.04          (0.44)        0.31
                                               ---------     ---------      ---------      ---------    ---------
  Total from investment operations .........        0.44          0.41           0.42          (0.06)        0.71
                                               ---------     ---------      ---------      ---------    ---------
Less distributions:
  Dividends from net investment income .....       (0.39)        (0.39)         (0.39)         (0.39)       (0.41)
                                               ---------     ---------      ---------      ---------    ---------
Net asset value, end of period .............   $   10.44     $   10.39      $   10.37      $   10.34    $   10.79
                                               =========     =========      =========      =========    =========
Total return (not reflecting sales charge) .        4.30%         4.00%          4.10%         (0.56)%       6.81%
Ratios/supplemental data
  Net assets, end of period (in thousands) .   $ 134,071     $ 105,330      $  98,749      $ 103,222    $ 105,910
  Ratio of expenses to average net assets ..        0.60%         0.64%          0.68%          0.67%        0.58%
  Ratio of net investment income to
    average net assets .....................        3.68%         3.63%          3.63%          3.61%        3.68%
  Portfolio turnover rate ..................        6.17%         2.87%          2.37%          7.25%        2.20%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were:

  Ratio of expenses to average net assets ..        0.90%         0.97%          1.03%          1.03%        0.96%
  Ratio of net investment income to
    average net assets .....................        3.38%         3.29%          3.28%          3.25%        3.31%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets ..        0.59%         0.63%          0.68%          0.67%        0.57%

                                                                                Class C
                                               -------------------------------------------------------------------
                                                                          Year Ended June 30,
                                               -------------------------------------------------------------------
                                                  2009            2008          2007           2006        2005
                                               ---------       ---------     ---------      ---------    ---------
Net asset value, beginning of period ........  $   10.39       $   10.37     $   10.34      $   10.79    $   10.48
                                               ---------       ---------     ---------      ---------    ---------
Income (loss) from investment operations:
  Net investment income+ ....................       0.29++          0.29++        0.30+          0.29+        0.31+
  Net gain (loss) on securities
    (both realized and unrealized) ..........       0.06            0.03          0.03          (0.44)        0.31
                                               ---------       ---------     ---------      ---------    ---------
  Total from investment operations ..........       0.35            0.32          0.33          (0.15)        0.62
                                               ---------       ---------     ---------      ---------    ---------
Less distributions:
  Dividends from net investment income ......      (0.30)          (0.30)        (0.30)         (0.30)       (0.31)
                                               ---------       ---------     ---------      ---------    ---------
Net asset value, end of period ..............  $   10.44       $   10.39     $   10.37      $   10.34    $   10.79
                                               =========       =========     =========      =========    =========
Total return (not reflecting sales charge) ..       3.42%           3.12%         3.22%         (1.40)%       6.01%
Ratios/supplemental data
  Net assets, end of period (in thousands) ..  $  11,822       $  11,169     $  14,034      $  16,602    $  19,031
  Ratio of expenses to average net assets ...       1.45%           1.51%         1.53%          1.52%        1.43%
  Ratio of net investment income to
    average net assets ......................       2.82%           2.76%         2.78%          2.76%        2.83%
  Portfolio turnover rate ...................       6.17%           2.87%         2.37%          7.25%        2.20%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were:

  Ratio of expenses to average net assets ...       1.75%           1.82%         1.88%          1.88%        1.81%
  Ratio of net investment income to
    average net assets ......................       2.52%           2.45%         2.43%          2.40%        2.45%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets ...       1.44%           1.48%         1.53%          1.52%        1.42%



----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.

                                    FOUNDERS
                      Lacy B. Herrmann, Chairman Emeritus
                         Aquila Management Corporation

                                    MANAGER
                        Aquila Investment Management LLC
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017

                             INVESTMENT SUB-ADVISER
                 Citizens Investment Advisors, a department of
                               RBS Citizens, N.A.
                               One Citizens Plaza
                         Providence, Rhode Island 02903

                               BOARD OF TRUSTEES
                             David A. Duffy, Chair
                             Thomas A. Christopher
                               Diana P. Herrmann
                               Theodore T. Mason
                                 Anne J. Mills
                               John J. Partridge
                                James R. Ramsey
                                Laureen L. White

                                    OFFICERS
                          Diana P. Herrmann, President
                      Maryann Bruce, Senior Vice President
                    Stephen J. Caridi, Senior Vice President
                  Robert W. Anderson, Chief Compliance Officer
           Joseph P. DiMaggio, Chief Financial Officer and Treasurer
                          Edward M.W. Hines, Secretary

                                  DISTRIBUTOR
                           Aquila Distributors, Inc.
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017

                    TRANSFER AND SHAREHOLDER SERVICING AGENT
                        PNC Global Investment Servicing
                 101 Sabin Street Pawtucket, Rhode Island 02860

                                   CUSTODIAN
                           JPMorgan Chase Bank, N.A.
                              1111 Polaris Parkway
                              Columbus, Ohio 43240

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

                                    COUNSEL
                    Butzel Long, a professional corporation
                               380 Madison Avenue
                            New York, New York 10017

Back Cover

This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-6707.

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
[LOGO]

                             Aquila Group of Funds


                                   PROSPECTUS

                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                         PNC Global Investment Servicing
                                101 Sabin Street
                            Pawtucket, RI 02860-1427


                      Ticker Symbol        CUSIP #

Class A Shares        NITFX                631013109
Class C Shares        NITCX                631013208

                    Narragansett Insured Tax-Free Income Fund
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus

Class Y Shares                                                  October 31, 2009
Class I Shares

     Narragansett Insured Tax-Free Income Fund is a mutual fund that seeks to provide a high level of preservation for investors' capital and consistency in the payment of current income that is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. The Fund invests primarily in tax-free municipal obligations which are insured as to payment of principal and interest by nationally recognized insurers of municipal obligations.


        For purchase, redemption or account inquiries contact the Fund's
                          Shareholder Servicing Agent:

  PNC Global Investment Servicing * 101 Sabin Street * Pawtucket, RI 02860-1427
                             800-437-1000 toll-free

                    For general inquiries & yield information
                     800-437-1020 toll-free or 212-697-6666

   The Securities and Exchange Commission has not approved or disapproved the
     Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....4
Fees and Expenses of the Fund....................6
Investment of the Fund's Assets..................7
Fund Management.................................10
Net Asset Value per Share.......................11
Purchases ......................................12
Redeeming Your Investment.......................14
Alternative Purchase Plans......................17
Dividends and Distributions.....................19
Tax Information.................................21
Financial Highlights............................24

           The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"


     The Fund's objective, which is a fundamental policy, is to seek a high level of preservation for investors' capital and consistency in the payment of current income that is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. In this Prospectus, "[y]ou" refers to any investor who is qualified to purchase Class Y Shares or Class I Shares of the Fund. See "Who should purchase shares of the Fund."


"What is the Fund's investment strategy?"

     In seeking its objective, the Fund will invest primarily in Rhode Island Obligations which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes. We call these "Rhode Island Obligations." In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity but the Fund's average portfolio maturity has traditionally been between 10 and 12 years.

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund. The insurance of principal and interest under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation and interest when due.

     It is a goal of the Fund, which may not be achieved, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 80% of the Fund's assets will be invested in Rhode Island Obligations which are insured.


     At the time of purchase, the Fund's Rhode Island Obligations must be of investment grade quality. This means that they must either



     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,



     * if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A.


     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


     The interest paid on certain types of Rhode Island Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund, at least 80% of the Fund's assets must be invested in Rhode Island Obligations whose interest is exempt from Rhode Island state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. Adverse local events, such as a downturn in the Rhode Island economy, could affect the value of the Fund's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Rhode Island Issuers?")

     There are two types of risk associated with any fixed-income debt securities such as Rhode Island Obligations: interest rate risk and credit risk.

     * Interest rate risk relates to fluctuations in market value arising from changes in prevailing interest rates. If interest rates rise, the value of debt securities, including Rhode Island Obligations, will normally decline. If the value of Rhode Island Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Rhode Island Obligations, are subject to interest rate risk. Rhode Island Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

     * Credit risk relates to the ability of the particular issuers of the Rhode Island Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Like all municipal obligations, Rhode Island Obligations can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of holders of municipal securities. Because many Rhode Island Obligations are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those specific areas can affect the overall municipal market. Market conditions may directly affect the liquidity and valuation of Rhode Island Obligations.

     Insurance on an obligation is intended to mitigate credit risk. However, because the ability of many of the Fund's insurers to pay claims has been downgraded in recent months, the protection of such insurance has been diminished, and there is no assurance that some of them could be relied on for payment. Insurance does not insure the market price of the obligation. The market value of obligations in the Fund will, over time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured. The proceeds of redemptions may be more or less than your original cost.

     An investment in the Fund is not a deposit in RBS Citizens, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Narragansett Insured Tax-Free Income Fund by showing changes in performance of the Fund's Class Y Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                                [Bar Chart]
                            Annual Total Returns
                             As of December 31
                               Class Y Shares
                                 1999-2008


20%
18%
16%
14%
12%        10.96
10%         XXXX          9.41
 8%         XXXX          XXXX
 6%         XXXX   4.12   XXXX   5.66
 4%         XXXX   XXXX   XXXX   XXXX   3.29         3.53  3.79
 2%         XXXX   XXXX   XXXX   XXXX   XXXX   2.23  XXXX  XXXX
 0%         XXXX   XXXX   XXXX   XXXX   XXXX   XXXX  XXXX  XXXX  1.46
-2%  XXXX
-4% -2.76
-6%
     1999   2000   2001   2002   2003   2004   2005  2006  2007  2008


                               Calendar Years

     During the period shown in the bar chart, the highest return for a quarter was 4.45% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004).


     The year-to-date (from January 1, 2009 to September 30, 2009) total return was 7.35% for Class Y Shares and 7.25% for Class I Shares.


                              Average Annual Total Return

For the Period Ended          1 Year     5 Years     10 Years
    December 31, 2008

Narragansett Insured
 Tax-Free Income Fund

Class Y Shares
    Return before taxes       1.46%      2.86%       4.11%
    Return after taxes on
     distributions            1.46%      2.84%       4.07%
    Return after taxes on
     distributions and
     redemption               2.30%      2.99%       4.11%

Narragansett Insured
 Tax-Free Income Fund

Class I Shares
    Return before taxes       1.14%      2.60%       3.88%

Barclays Capital Quality
 Intermediate Municipal
  Bond Index(1)               4.49%      3.56%       4.58%


(1) Barclays Capital Quality Intermediate Municipal Bond Index (formerly known as the Lehman Brothers Quality Intermediate Municipal Bond Index) is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                           Class I       Class Y
                                           Shares        Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering price)       None         None
Maximum Deferred Sales Charge (Load)........None         None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends or Distributions
  (as a percentage of offering price).......None         None
Redemption Fees.............................None         None
Exchange Fee................................None         None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fee(1)...........................0.50%        0.50%
Distribution(12b-1) Fee.....................0.15%(2)     None
Other(3)....................................0.45%        0.27%
 Total Annual Fund Operating Expenses(4)....1.10%        0.77%

Total Fee Waivers
 and/or Reimbursement(5) ...................0.10%        0.10%
Net Expenses(5) ............................1.00%        0.67%



(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50 of 1% of average annual net assets of which 0.29 of 1% is currently being waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of
     0.23 of 1% of average annual net assets of which 0.10 of 1% is currently being waived. Fee waivers can be discontinued at any time.


(2)  Current rate; up to 0.25% can be authorized.


(3) Other expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.20%, while Class Y Shares bear only the common charges of 0.20% and an allocation for transfer agent services of 0.07%.



(4) The expense ratios for the fiscal year ended June 30, 2009 after giving effect to all waivers and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.73% for Class I Shares and 0.44% for Class Y Shares.



(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2009 through October 31, 2010 so that total Fund expenses will not exceed 1.00% for Class I Shares or 0.67% for Class Y Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year(6)   3 years    5 years   10 years


Class I Shares.......... $102       $340       $597      $1,331
Class Y Shares.......... $ 68       $236       $418      $  945



(6) Absent fee waivers and reimbursements, one-year expenses would be $112 for Class I Shares and $79 for Class Y, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

                         Investment of the Fund's Assets


"Who should purchase shares of the Fund?"


     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek a high level of preservation for the principal of their investment and consistency in the payment of income that is exempt from State of Rhode Island personal income taxes and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Rhode Island Obligations

     The Fund invests in Rhode Island Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Rhode Island income taxes. They include obligations of Rhode Island issuers and certain non-Rhode Island issuers, of any maturity.

     The obligations of non-Rhode Island issuers that the Fund can purchase as Rhode Island Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Rhode Island income taxes. The Fund purchases the obligations of these issuers only when obligations of Rhode Island issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,
     *    refunding outstanding obligations,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,
     *    construction loan notes,
     *    project notes, which sometimes carry a U.S. government guarantee,
     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
     *    floating and variable rate demand notes.

     "Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Rhode Island Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Rhode Island Obligations, the market value of a Rhode Island Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

     The credit rating of an insurance company that insures Rhode Island Obligations owned by the Fund may affect the market's perception of the value of those obligations. As a result of recent losses from exposure to deteriorating credit markets, the credit ratings, historically AAA, of several insurance companies who insure Rhode Island Obligations owned by the Fund have been downgraded or placed on negative watch by major rating agencies. Aside from the general risk that lowered market perceptions of the credit quality of the bonds' insurers may negatively affect evaluations of the bonds themselves, there is the specific risk that if the independent rating of an insured Rhode Island Obligation in the Fund's portfolio is not equal to or higher than that of the insurer of the bond, a downgrade for the insurer will be likely to result in a downgrade of the bond, which could adversely affect the bond's market value.

"What are the main risk factors and special considerations specifically relating to investment in Rhode Island Issuers?"

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on Rhode Island Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and may not be complete.

     Rhode Island was among the first states to experience the negative impact of the economic downtown. This recession is more severe than the recessions in the last two decades. It has caused job losses in all sectors of the Rhode Island economy at a pace faster than that observed in previous recessions.

     The unemployment rate in Rhode Island was over 12 percent in the 2nd quarter of 2009 and is predicted to be over 10 percent through 2010. The unemployment rate does not include individuals who left the workforce or moved out of the state seeking job opportunities or underemployed individuals accepting jobs below their education and prior work experience. Rhode Islanders are waiting for the bottom of the recession to arrive.

     The state's investment in economic development is among the lowest in per capita expenditures in the United States. A report issued in April 2009 found that economic development in Rhode Island has been unsatisfactory for well over a decade, and the state needs to develop a clear, coordinated and comprehensive strategy for economic growth.

     Major barriers will have to be overcome to enable the Rhode Island economy to return to a sustainable growth path. First, the state continues to face enormous budget deficits which limit the capacity of the government to stimulate the economy. The state met a FY 2010 deficit of over $580 million with federal stimulus funds, revisions of the state's pension system and reduced support for state-supported programs in education, health and welfare. The state has been unable to find new sources of revenue beyond the federal stimulus program. Second, job growth in Rhode Island faces challenges such as an unfriendly business environment, noncompetitive tax structure, a poorly funded education system, an aging workforce, unaffordable housing, a population decline and the loss of college graduates to other states.

     Rhode Island's economy has historically been dependent on manufacturing. One quarter of manufacturing jobs disappeared between the late 1980s and 2000. There were 70,000 manufacturing jobs in 2000. In 2009, Rhode Island lost over 27,000 jobs in manufactured products such as jewelry, silverware, machinery, primary metals, textiles and rubber products. Presently, Rhode Island's employment and economy are primarily based on government, health services, business services, tourism and education. If economic growth can occur it must be in areas where the state has had a competitive advantage such as tourism, manufacturing leading to exports, professional and business services, education and health services. To grow, the state would have to attract industries that pay higher wages such as marine, distribution, alternative energy, defense and bio-technology, and can take advantage of the state's strategic location and institutions of higher education. Where and if the state will be able to do so cannot be predicted.

     The economic downturn negatively affected most employment sectors in 2008 and 2009. Layoffs were announced in financial services, government, education and health services. Information, high-tech, education and health services are forecasted to grow in the 2nd half of 2010.

     Rhode Island's employment (in thousands) declined from 481,800 in 2008 to 461,500 in 2009. While no jobs are expected to be created during the first two quarters of 2010, just under 4,000 jobs are expected to be added during the 3rd and 4th quarters of 2010. An increase of 8,300 is forecasted for 2011. By 2011, Rhode Island's employment is expected to be 467,300, a number similar to the late 1990's.

     The population of Rhode Island is expected to increase by 1,000 in 2009 to 1,052,000. By 2013, the population is expected to grow to 1,058,000. The age segments of the population showing the greatest growth in 2009 and 2010 are age cohorts 20 to 24 and 45 to 64.

     The median price of homes has continued to decline. The median price of a home in 2008 was $246,100 and is expected to be $193,000 in 2009, a decline of over 20 percent. From the peak of the median price home in 2006, prices have declined by $90,000. Median price drops varied by community and neighborhoods in communities. Cities such as Central Falls and Providence have seen drops in value as high as 40 percent while water front communities have seen smaller declines from peak to peak. Housing sales have increased as a result of lower prices, lower mortgage interest rates and the federal stimulus program giving first time home owners a tax credit. By 2010, the median price of a home is expected to decline to $181,700. Even with these declines, affordable housing is still a problem in attracting population to Rhode Island.

     The job and income losses caused by the economic downturn and the troubled housing market have caused a significant increase in both consumer delinquency and personal bankruptcies in Rhode Island. Personal bankruptcies increased in 2009 as compared with 2008. Bankruptcies are expected to grow in 2010 and 2011. From 2008 through 2013, the annual growth in bankruptcies is predicted to be 8.6 percent as compared with a negative annual growth rate of 5 percent from 2003 to 2008.

     The economic downturn has impacted income creation and caused a slowdown in personal income growth in Rhode Island. Personal income is expected to be $43.19 billion in 2009, a small decline from 2008's $43.22 billion. Personal income is expected to grow to $44.16 billion in 2010, an increase of 2.2 percent. Per capita income is expected to decline to $41,060 in 2009 from $41,129 in 2008. In 201l, per capita income is expected to be $41,924, 2.1 percent higher than 2009.

     The 2009 gross domestic product has been forecasted to be $36.7 billion, roughly the same figure as 2001. At an annualized rate, Rhode Island's real gross domestic product will decline by 3.1 percent in 2009 compared with 2.7 percent in the other New England states. In 2008, Rhode Island's gross domestic product declined by 2.1 percent as compared with an increase of 0.4 percent in the other New England states. In 2010, Rhode Island's gross domestic product is forecasted to increase by 2.9 percent.

                                 Fund Management

"How is the Fund managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A., One Citizens Plaza, Providence, Rhode Island 02903, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, providing for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 2009, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

     A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended December 31, 2008.

Information about the Manager and the Sub-Adviser


     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of September 30, 2009, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts.


     In 2008, the shareholders of the Fund, as well as those of all of the other funds in the Aquila Group of Funds, approved new advisory and administration agreements and, if applicable, new sub-advisory agreements, in anticipation of a change of control of the Manager. Under the proposed transaction, which is expected to occur in 2009, no individual will hold with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager. The transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager. In April 2009 the shareholders of the Fund ratified their previous approval of a proposed sub-advisory agreement with substantially the same terms as the current sub-advisory agreement to take effect when the proposed transaction occurs.

     Performance of the current Advisory and Administration Agreement is currently guaranteed by AMC. If the transaction occurs, AMC will provide an identical guarantee of performance of the new Advisory and Administration Agreement.

     Citizens Investment Advisors, the Sub-Adviser, is a department of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC ("RBSG"). CFG is a $153 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,480 branches, more than 3,500 ATMs and approximately 23,000 employees. It operates its branch network in 12 states and has non-branch retail and commercial offices in about 40 states.

     In December, 2008, the Treasury ("HMT") of the United Kingdom ("U.K.") acquired a significant interest in RBSG. The investment is managed on a commercial basis by an arms-length company, UK Financial Investments Limited, which is wholly owned by HMT. This transaction resulted in the termination of the then existing sub-advisory agreement. A new sub-advisory agreement with substantially the same terms was approved by the shareholders of the Fund on April 21, 2009, and is currently in effect.

     Salvatore C. Di Santo has managed the Fund's portfolio since the inception of the Fund in September 1992. Mr. Di Santo, a Senior Vice President of the Sub-Adviser.

     Jeffrey K. Hanna, also an officer of the Sub-Adviser, is the co-manager of the Fund. He has held this position since 2005. He was formerly an assistant portfolio manager of the Fund and served as such since 2000.

     The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.


                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations.

"In which states can I buy shares of the Fund?"

     You can purchase shares of the Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

     Also, if you do not reside in Rhode Island, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


            *Rhode Island * Colorado * Connecticut * Florida * Hawaii
                      * New Jersey * New York * Washington


     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

* $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

*    Subsequent investments can be in any amount.

     To qualify for purchases of Class Y Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

For Class I Shares:

     * Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

     You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PNC Global Investment Servicing.

     Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

     You may purchase Class I Shares only through a financial intermediary.

     The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

Opening a Class Y Shares Account     Adding to a Class Y Shares Account

* Make out a check for               * Make out a check for
  the investment amount                the investment amount
  payable to                           payable to
  Narragansett                         Narragansett
  Insured Tax-Free                     Insured Tax-Free
  Income Fund.                         Income Fund.

* Complete the New Account           * Fill out the pre-printed
  Application which is                 stub attached to the Fund's
  available with the                   confirmations or supply the
  Prospectus or upon request,          name(s) of account owner(s),
  indicating the features              the account number, and
  you wish to authorize.               the name of the Fund.

* Send your check and                * Send your check and
  completed New Account                account information
  Application to your                  to your dealer or to the
  dealer or to the Fund's              Fund's Agent, PNC Global Investment
  Agent, PNC Global Investment         Servicing.
  Servicing.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PNC Global Investment Servicing
Attn: Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

By telephone, call:

800-437-1000
toll-free

By FAX, send instructions to:

508-599-1838

     For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods (Class Y Shares)

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification.

     Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s) and

     signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption of              Method of Payment           Charges
Class Y Shares


Under $1,000.              Check.                      None.

$1,000 or more.            Check, or wired             None.
                           or transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account,
                           if you so requested
                           on your New Account
                           Application or Ready
                           Access Features Form.

Through a broker/          Check or wire, to           None.  However
dealer.                    your broker/dealer.         your broker/dealer
                                                       may charge a fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

     An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations.


                             Class Y Shares               Class I Shares
                         "Institutional Class"     "Financial Intermediary
                                                             Class"

Initial Sales              None.                      None. Financial Charge
                                                      intermediaries may
                                                      charge a fee for
                                                      purchase of shares.


Contingent                 None.                           None.
Deferred Sales
Charge

Distribution and           None.                      Distribution fee of
Service Fees                                          up to 0.25 of 1% of
                                                      average annual net
                                                      assets allocable to
                                                      Class I Shares,
                                                      currently up to 0.15 of
                                                      1% of such net assets,
                                                      and a service fee
                                                      of up to 0.25 of 1% of
                                                      such assets.


"What price will I pay for the Fund's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Fund's best interest to do so.

Exchange Privilege

     Generally, you can exchange Class Y shares of this Fund into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.

     The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

Frequent Trading

     As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

     For any fiscal year, these payments (currently up to 0.15 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

     No payments are made under the Plan out of assets represented by Class Y Shares.

Shareholder Services Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

Additional Information

     The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Fund ask your financial advisor. For more information, please see the Fund's SAI.

"Transfer on Death" Registration (Not available for Class I Shares)

     If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third business day after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

     If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Rhode Island Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Rhode Island income taxes.

     During the last calendar year, the Fund's dividends consisted of the following:

Calendar  Year
12/31/08

                    Exempt-Interest     Capital                Ordinary Income
                    Dividends           Gains Dividends        Dividends


Class Y Shares      98.37%              0.00%                  1.63%



Class I Shares      97.12%              0.00%                  2.88%


     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Fund will treat as ordinary income in the year received certain gains on Rhode Island Obligations it acquired after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain which will result in "market discount" ordinary income up to the face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     If the Fund acquires Rhode Island Obligations at a premium over the principal amount, the Trust must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends which may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.

     Expenses and interest of the Fund relating to tax-exempt income reduce the amount of exempt-interest dividends which may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.

     Capital gains dividends (net long-term gains over net short-term losses (which generally may exclude post-October 31 capital losses for this purpose)) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund which are not offset by capital gains are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Rhode Island Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Rhode Island taxes?"

     The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

     This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Items of income which are not so identified, for example capital gain dividends, will be taxable for Rhode Island income tax purposes, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance.

     Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

     Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.




                                                                             Class I
                                             ---------------------------------------------------------------------
                                                                        Year Ended June 30,
                                             ---------------------------------------------------------------------
                                                2009          2008            2007           2006           2005
                                             ---------     ---------       ---------      ---------      ---------
Net asset value, beginning of period ......  $   10.39     $   10.37       $   10.34      $   10.79      $   10.48
                                             ---------     ---------       ---------      ---------      ---------
Income from investment operations:
  Net investment income ...................       0.37++        0.37++          0.38+          0.37+          0.39+
  Net gain (loss) on securities (both
    realized and unrealized) ..............       0.06          0.03            0.03          (0.44)          0.32
                                             ---------     ---------       ---------      ---------      ---------
  Total from investment operations ........       0.43          0.40            0.41          (0.07)          0.71
                                             ---------     ---------       ---------      ---------      ---------
Less distributions:
  Dividends from net investment income ....      (0.38)        (0.38)          (0.38)         (0.38)         (0.40)
                                             ---------     ---------       ---------      ---------      ---------
Net asset value, end of period ............  $   10.44     $   10.39       $   10.37      $   10.34      $   10.79
                                             =========     =========       =========      =========      =========
Total return (not reflecting sales charge)        4.17%         3.84%           3.96%         (0.67)%         6.89%
Ratios/supplemental data
  Net assets, end of period (in thousands)   $     269     $     537       $     826      $     761      $   1,098
  Ratio of expenses to average net assets .       0.74%         0.81%           0.81%          0.79%          0.58%
  Ratio of net investment income to
    average net assets ....................       3.54%         3.47%           3.50%          3.48%          3.68%
  Portfolio turnover rate .................       6.17%         2.87%           2.37%          7.25%          2.20%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were:

  Ratio of expenses to average net assets .       1.04%         1.12%           1.15%          1.15%          0.96%
  Ratio of net investment income to
    average net assets ....................       3.24%         3.16%           3.15%          3.12%          3.30%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets .       0.73%         0.77%           0.80%          0.79%          0.57%

                                                                                 Class Y
                                                -----------------------------------------------------------------
                                                                         Year Ended June 30,
                                                -----------------------------------------------------------------
                                                   2009          2008          2007           2006         2005
                                                ---------     ---------     ---------      ---------    ---------
Net asset value, beginning of period ........   $   10.39     $   10.37     $   10.34      $   10.79    $   10.49
                                                ---------     ---------     ---------      ---------    ---------
Income from investment operations:
  Net investment income .....................        0.40++        0.40++        0.40+          0.40+        0.41+
  Net gain (loss) on securities (both
    realized and unrealized) ................        0.05          0.03          0.04          (0.44)        0.31
                                                ---------     ---------     ---------      ---------    ---------
  Total from investment operations ..........        0.45          0.43          0.44          (0.04)        0.72
                                                ---------     ---------     ---------      ---------    ---------
Less distributions:
  Dividends from net investment income ......       (0.40)        (0.41)        (0.41)         (0.41)       (0.42)
                                                ---------     ---------     ---------      ---------    ---------
Net asset value, end of period ..............   $   10.44     $   10.39     $   10.37      $   10.34    $   10.79
                                                =========     =========     =========      =========    =========
Total return (not reflecting sales charge) ..        4.46%         4.16%         4.25%         (0.40)%       6.98%
Ratios/supplemental data
  Net assets, end of period (in thousands) ..   $  49,871     $  45,332     $  34,409      $  32,239    $  27,998
  Ratio of expenses to average net assets ...        0.45%         0.51%         0.53%          0.52%        0.43%
  Ratio of net investment income to
    average net assets ......................        3.83%         3.75%         3.77%          3.76%        3.83%
  Portfolio turnover rate ...................        6.17%         2.87%         2.37%          7.25%        2.20%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were:

  Ratio of expenses to average net assets ...        0.75%         0.82%         0.87%          0.88%        0.81%
  Ratio of net investment income to
    average net assets ......................        3.53%         3.44%         3.43%          3.39%        3.45%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets ...        0.44%         0.47%         0.52%          0.52%        0.42%


----------
 + Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.

                                    FOUNDERS
                      Lacy B. Herrmann, Chairman Emeritus
                         Aquila Management Corporation

                                    MANAGER
                        Aquila Investment Management LLC
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017

                             INVESTMENT SUB-ADVISER
        Citizens Investment Advisors, a department of RBS Citizens, N.A.
                               One Citizens Plaza
                         Providence, Rhode Island 02903

                               BOARD OF TRUSTEES
                             David A. Duffy, Chair
                             Thomas A. Christopher
                               Diana P. Herrmann
                               Theodore T. Mason
                                 Anne J. Mills
                               John J. Partridge
                                James R. Ramsey
                                Laureen L. White

                                    OFFICERS
                          Diana P. Herrmann, President
                      Maryann Bruce, Senior Vice President
                    Stephen J. Caridi, Senior Vice President
                  Robert W. Anderson, Chief Compliance Officer
           Joseph P. DiMaggio, Chief Financial Officer and Treasurer
                          Edward M.W. Hines, Secretary

                                  DISTRIBUTOR
                           Aquila Distributors, Inc.
                         380 Madison Avenue, Suite 2300
                            New York, New York 10017

                    TRANSFER AND SHAREHOLDER SERVICING AGENT
                        PNC Global Investment Servicing
                                101 Sabin Street
                         Pawtucket, Rhode Island 02860

                                   CUSTODIAN
                           JPMorgan Chase Bank, N.A.
                              1111 Polaris Parkway
                              Columbus, Ohio 43240

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

                                    COUNSEL
                    Butzel Long, a professional corporation
                               380 Madison Avenue
                            New York, New York 10017

Back Cover


This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-6707.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
[LOGO]

                              Aquila Group of Funds


                                   PROSPECTUS


                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                         PNC Global Investment Servicing
                                101 Sabin Street
                            Pawtucket, RI 02860-1427


                      Ticker Symbol        CUSIP #

Class Y Shares        NITYX                631013307
Class I Shares        NITIX                631013406

                    Narragansett Insured Tax-Free Income Fund
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

Statement of Additional Information                           October 31, 2009

         This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectuses for the Fund dated October 31, 2009. There are two such Prospectuses: one describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI is not a Prospectus and should be read in conjunction with either or both Prospectuses.

            Prospectuses may be obtained from the Fund's Distributor,
                           Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017

                             800-437-1020 toll-free
                                 or 212-697-6666
                          In Rhode Island: 401-453-6864



Financial Statements

         The financial statements for the Fund for the year ended June 30, 2009, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker, LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.



TABLE OF CONTENTS
Fund History.................................................................2
Investment Strategies and Risks..............................................2
Fund Policies................................................................6
Management of the Fund.......................................................7
Ownership of Securities.....................................................18
Investment Advisory and Other Services......................................19
Brokerage Allocation and Other Practices....................................32
Capital Stock...............................................................33
Purchase, Redemption, and Pricing of Shares.................................34
Additional Tax Information..................................................44
Underwriters................................................................45
Appendix A..................................................................46

                    Narragansett Insured Tax-Free Income Fund

                       Statement of Additional Information

                                  Fund History

         The Fund is a Massachusetts business trust formed in 1992. It is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Rhode Island Obligations which the Fund may purchase.

         The table below gives information as to the percentage of Fund net assets invested as of June 30, 2009 in Rhode Island Obligations in the various rating categories:


Highest rating (1).........................................................22.2%
Second highest rating (2)..................................................30.6%
Third highest rating (3)...................................................40.1%
Fourth highest rating (4)...................................................3.4%
Not rated...................................................................3.7%
                                                                            ----
                                                                            100%


(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's, S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.

Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

When-Issued and Delayed Delivery Obligations

         The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any known changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Insurance Feature


         The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to attempt to reduce financial risk for investors in the Fund.


         Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

         (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

         (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary Market Insurance."

         The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

         In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 80% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

         New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

         The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

         New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation, Financial Security Assurance Inc., Assured Guaranty Corp. and AMBAC Indemnity Corporation. The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers.

         While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New Issue Insurance is borne by the issuer.

         Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

         New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

         As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., within the top four credit ratings of the nationally recognized statistical rating organizations. In some instances, insurers restrict issuance of insurance to those issues which would be rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.


         In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale. Payment by insurers is dependent on their own financial ability, which over the last year has in general declined. Their credit ratings, as noted below, are in many cases below investment grade and are lower than the ratings of the bonds they insure.



         The following information regarding Assured Guaranty Corp. ("AGC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty"), AMBAC Assurance Corporation ("AMBAC Assurance"), Financial Security Assurance Inc. ("FSA"), XL Capital Assurance Inc. ("XLCA") and CIFG Assurance North America, Inc.(" CIFG") has been derived from publicly available information. The Fund has not independently verified any of the information, but the Fund is not aware of facts that would render such information inaccurate.



         AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states, the District of Columbia and U.S. Territories including Guam and Puerto Rico. AMBAC Assurance is a wholly-owned subsidiary of Ambac Financial Group, Inc., a publicly held company. The claims-paying ability of AMBAC Assurance is rated "CC" by S&P; its financial strength is rated "Caa2" by Moody's.




         Financial Guaranty (FGIC) is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states, the District of Columbia, and Puerto Rico. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is owned by The PMI Group, Inc., affiliates of The Blackstone Group L.P., affiliates of The Cypress Group L.L.C., affiliates of CIVC Partners L.P. and General Electric Capital Corporation. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. The claims-paying ability of Financial Guaranty is not rated.



         FSA is licensed in New York and authorized to do business in 50 states, the District of Columbia, and U.S. Territories including Guam and Puerto Rico. FSA is the primary operating subsidiary of Financial Security Assurance Holdings Ltd., and an indirect subsidiary of Dexia. The claims-paying ability of FSA is rated "AAA" by S & P; its financial strength is rated "Aa2 and Aa3" by Moody's.



         XLCA is a New York-domiciled specialized financial guarantor. It is an indirect, wholly owned subsidiary of Syncora Guarantee Inc. The claims-paying ability of XLCA is rated "CC" by S&P; its financial strength is rated "Ca" by Moody's.



         CIFG is a monoline financial guaranty insurance company incorporated in the State of New York and authorized to do business in 46 jurisdictions. The company is owned by CIFG Assurance North America. The claims-paying ability of CIFG is rated "CC" by S&P; its financial strength is rated "Caa2" by Moody's.



         AGC is a Maryland-domiciled financial guaranty insurance company licensed in all 50 states, the District of Columbia and Puerto Rico. It is an indirect, wholly-owned subsidiary of Assured Guaranty Ltd., a Bermuda-based New York Stock Exchange listed company. The claims-paying ability of Assured is rated "AAA" by S & P; its financial strength is rated "Aa2 by Moody's.


         The Fund may also use other insurers.


                                  Fund Policies

Investment Restrictions

         The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1.       The Fund invests only in certain limited securities.

         The Fund cannot buy any securities other than Rhode Island Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

         The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Fund or its Manager or Sub-Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

         The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

         The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

         The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

         The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6.  The Fund cannot make loans.

         The Fund can buy those Rhode Island Obligations which it is permitted to buy; this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

         The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income.

         Except in connection with borrowings, the Fund will not issue senior securities.

         The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

8. The Fund's investment in obligations subject to the Federal alternative minimum tax is limited.

         As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the turnover rate could be substantially higher or lower in any particular period.

                             Management of the Fund

The Board of Trustees

         The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

         The Fund has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee had two meetings during the last fiscal year.

         The Fund has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.

Trustees and Officers

         The following material includes information about each Trustee, officer and Trustee Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.



                                                                         Number of
                        Positions Held                                   Portfolios      Other Directorships
                        with                                             in Fund         Held by Trustee
                        Fund and                                         Complex(3)      (The position held is
Name, Address(1)        Length of         Principal Occupation(s)        Overseen        a directorship unless
and Date of Birth       Service(2)        During Past 5 Years            by Trustee      indicated otherwise.)
------------------      ----------        -------------------            ----------      ---------------------

Interested
Trustees((4))

Diana P. Herrmann       Trustee since     Vice Chair and Chief Executive      12         ICI Mutual Insurance Company
New York, NY            2005 and          Officer of Aquila Management
(02/25/58)              President since   Corporation, Founder of the
                        1998              Aquila Group of Funds((5)) and
                                          parent of Aquila Investment
                                          Management LLC, Manager since
                                          2004, President since 1997, Chief
                                          Operating Officer, 1997-2008, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice President,
                                          1986-1997; Chief Executive
                                          Officer and Vice Chair since
                                          2004, President and Manager of
                                          the Manager since 2003, and Chief
                                          Operating Officer of the Manager,
                                          2003-2008; Chair, Vice Chair,
                                          President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the Aquila
                                          Group of Funds since 1986;
                                          Director of the Distributor since
                                          1997; Governor, Investment
                                          Company Institute (a trade
                                          organization for the U.S. mutual
                                          fund industry dedicated to
                                          protecting shareholder interests
                                          and educating the public about
                                          investing) and head of its Small
                                          Funds Committee, 2004-2009;
                                          active in charitable and
                                          volunteer organizations.

John J. Partridge       Trustee since     Founding Partner, Partridge Snow     5         None
Providence, RI          2008              & Hahn LLP, a law firm,
(05/05/40)                                Providence, Rhode Island, since
                                          1988, Senior Counsel, since
                                          January 1, 2007; Assistant
                                          Secretary - Advisor to the Board,
                                          Narragansett Insured Tax-Free
                                          Income Fund, 2005-2008, Trustee
                                          2002-2005; director or trustee of
                                          various educational, civic and
                                          charitable organizations,
                                          including Ocean State Charities
                                          Trust, Memorial Hospital of Rhode
                                          Island, and The Pawtucket
                                          Foundation.

Non-interested
Trustees

David A. Duffy          Chair of the      Chairman, Rhode Island Convention    2         Delta Dental of Rhode Island
North Kingstown, RI     Board since       Center Authority since 2003;
(08/07/39)              2009 and          director (advisory board) of
                        Trustee since     Citizens Bank of Rhode Island and
                        1995              Connecticut since 1999; retired
                                          Founder, formerly President,
                                          Duffy & Shanley, Inc., a
                                          marketing communications firm,
                                          1973-2003; Transition Chairman
                                          for Gov. Donald Carcieri (R.I.);
                                          past National Chairman, National
                                          Conference for Community and
                                          Justice (NCCJ); Past Chair,
                                          Providence College President's
                                          Council; Past Vice Chair,
                                          Providence College Board of
                                          Trustees; officer or director of
                                          numerous civic and non-profit
                                          organizations including Rhode
                                          Island Hospital.

Thomas A.               Trustee since     Vice President of Robinson,          4         None
Christopher             2009              Hughes & Christopher, C.P.A.s,
Danville, KY                              P.S.C., since 1977; President, A
(12/19/47)                                Good Place for Fun, Inc., a sports
                                          facility, since 1987; currently or
                                          formerly active with various
                                          professional and community
                                          organizations.

Theodore T. Mason       Trustee since     Executive Director, East Wind        9         None
New York, NY            2009              Power Partners LTD since 1994 and
(11/24/35)                                Louisiana Power Partners,
                                          1999-2003; Trustee, Premier VIT,
                                          2000-2009; Treasurer, Fort
                                          Schuyler Maritime Alumni
                                          Association, Inc., successor to
                                          Alumni Association of SUNY
                                          Maritime College, since 2004
                                          (President, 2002-2003, First Vice
                                          President, 2000-2001, Second Vice
                                          President, 1998-2000) and
                                          director of the same organization
                                          since 1997; Director, STCM
                                          Management Company, Inc.,
                                          1973-2004; twice national officer
                                          of Naval Reserve Association,
                                          Commanding Officer of four naval
                                          reserve units and Captain, USNR
                                          (Ret); director, The Navy League
                                          of the United States New York
                                          Council since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler, 2000-2004; and Fort
                                          Schuyler Maritime Foundation,
                                          Inc., successor to the Maritime
                                          College at Fort Schuyler
                                          Foundation, Inc., since 2000.


Anne J. Mills           Trustee since     President, Loring Consulting         5         None
Castle Rock, CO         2009              Company since 2001; Vice
(12/23/38)                                President for Business Management
                                          and CFO, Ottawa University,
                                          1992-2001, 2006-2008; IBM
                                          Corporation, 1965-1991; currently
                                          active with various charitable,
                                          educational and religious
                                          organizations.


James R. Ramsey         Trustee since     President, University of             2         Community Bank and Trust,
Louisville, KY          2004              Louisville since November 2002;                Pikeville, KY and Texas
(11/14/48)                                Professor of Economics,                        Roadhouse Inc.
                                          University of Louisville,
                                          1999-present; Kentucky Governor's
                                          Senior Policy Advisor and State
                                          Budget Director, 1999-2002; Vice
                                          Chancellor for Finance and
                                          Administration, the University of
                                          North Carolina at Chapel Hill,
                                          1998 to 1999; previously Vice
                                          President for Finance and
                                          Administration at Western
                                          Kentucky University, State Budget
                                          Director for the Commonwealth of
                                          Kentucky, Chief State Economist
                                          and Executive Director for the
                                          Office of Financial Management
                                          and Economic Analysis for the
                                          Commonwealth of Kentucky, Adjunct
                                          Professor at the University of
                                          Kentucky, Associate Professor at
                                          Loyola University-New Orleans and
                                          Assistant Professor at Middle
                                          Tennessee State University.

Laureen L. White        Trustee since     President, Greater Providence        2         None
North Kingstown, RI     2005              Chamber of Commerce, since 2005,
(11/18/59)                                Executive Vice President
                                          2004-2005 and Senior Vice
                                          President, 1989-2002; Executive
                                          Counselor to the Governor of
                                          Rhode Island for Policy and
                                          Communications, 2003-2004.

Other Individuals
Trustees Emeritus(6)

Lacy B. Herrmann        Founder and       Founder and Chairman of the         N/A        N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005; Chairman    organization and parent of the
                        of the Board of   Manager or Administrator and/or
                        Trustees,         Adviser or Sub-Adviser to each
                        1992-2005         fund of the Aquila Group of
                                          Funds; Chairman of the Manager
                                          or Administrator and/or Adviser
                                          or Sub-Adviser to each since
                                          2004; Founder and Chairman
                                          Emeritus of each fund in the
                                          Aquila Group of Funds;
                                          previously Chairman and a
                                          Trustee of each fund in the
                                          Aquila Group of Funds since its
                                          establishment until 2004 or
                                          2005; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Director
                                          or  trustee, Premier VIT,
                                          1994-2009; Director or trustee
                                          of Oppenheimer Quest Value Funds
                                          Group, Oppenheimer Small Cap
                                          Value Fund, Oppenheimer Midcap
                                          Fund, 1987-2009, and Oppenheimer
                                          Rochester Group of Funds,
                                          1995-2009; Trustee Emeritus,
                                          Brown University and the Hopkins
                                          School; active in university,
                                          school and charitable
                                          organizations.

Vernon R. Alden         Trustee          Retired; former director or trustee  N/A        N/A
Boston, MA              Emeritus since   of various Fortune 500 companies,
(04/07/23)              2006             including Colgate-Palmolive and
                                         McGraw Hill; formerly President of
                                         Ohio University and Associate Dean
                                         of the Harvard University Graduate
                                         School of Business Administration;
                                         Trustee, Narragansett Insured
                                         Tax-Free Income Fund, 1992-2006 and
                                         Tax-Free Trust of Oregon,
                                         1988-2001; Trustee Emeritus,
                                         Tax-Free Trust of Oregon since
                                         2006; member of several
                                         Japan-related advisory councils,
                                         including Chairman of the Japan
                                         Society of Boston;  trustee of
                                         various cultural, educational and
                                         civic organizations.

William J. Nightingale  Trustee          Retired; formerly Chairman,          N/A        N/A
Rowayton, CT            Emeritus since   founder (1975) and Senior Advisor
(09/16/29)              2009             until 2000 of Nightingale &
                                         Associates, L.L.C., a general
                                         management consulting firm
                                         focusing on interim management,
                                         divestitures, turnaround of
                                         troubled companies, corporate
                                         restructuring and financial
                                         advisory services; Trustee of
                                         Churchill Tax-Free Fund of
                                         Kentucky,1993-2007; Trustee of
                                         Narragansett Insured Tax-Free
                                         Income Fund, 1991-2009, and Chair
                                         of the Board, 2005-2009.
Officers

Charles E.              Executive Vice   Executive Vice President of all      N/A        N/A
Childs, III             President        funds in the Aquila Group of
New York, NY            since 2003       Funds and the Manager and the
(04/01/57)                               Manager's parent since 2003;
                                         Executive Vice President and
                                         Chief Operating Officer of the
                                         Manager and the Manager's parent
                                         since 2008; formerly Senior Vice
                                         President, corporate development,
                                         Vice President, Assistant Vice
                                         President and Associate of the
                                         Manager's parent since 1987;
                                         Senior Vice President, Vice
                                         President or Assistant Vice
                                         President of the Aquila
                                         Money-Market Funds, 1988-2003.

Maryann Bruce           Senior Vice      President, Aquila Distributors,      N/A        N/A
Cornelius, NC           President        Inc., since 2008; Senior Vice
(04/01/60)              since 2009       President of each of the equity
                                         and bond funds in the Aquila
                                         Group of Funds since 2009;
                                         Executive Managing Director,
                                         Evergreen Investments, 2004-2007,
                                         President, Evergreen Investment
                                         Services, Inc., 1999-2007;
                                         President and CEO, Allstate
                                         Financial Distributors, Inc.,
                                         1998-1999; Senior Vice President
                                         and Director Financial
                                         Institution Division,
                                         OppenheimerFunds, Inc.,
                                         1990-1998, Regional Vice
                                         President, 1987-1990; Vice
                                         President and Mutual Fund
                                         Marketing Manager, J.C. Bradford
                                         & Company, 1982-1987.

Stephen J. Caridi       Senior Vice      Vice President of the Distributor    N/A        N/A
New York, NY            President        since 1995; Vice President,
(05/06/61)              since 1998       Hawaiian Tax-Free Trust since
                                         1998; Senior Vice President,
                                         Narragansett Insured Tax-Free
                                         Income Fund since 1998, Vice
                                         President 1996-1997; Senior Vice
                                         President, Tax-Free Fund of
                                         Colorado since 2004; Vice
                                         President, Aquila Rocky Mountain
                                         Equity Fund since 2006.

Robert W. Anderson      Chief             Chief Compliance Officer of the     N/A        N/A
New York, NY            Compliance        Fund and each of the other funds
(08/23/40)              Officer since     in the Aquila Group of Funds,
                        2004 and          the Manager and the Distributor
                        Assistant         since 2004, Compliance Officer
                        Secretary         of the Manager or its
                        since 2000        predecessor and current parent
                                          1998-2004; Assistant Secretary
                                          of the Aquila Group of Funds
                                          since 2000.

Joseph P. DiMaggio      Chief Financial   Chief Financial Officer of each     N/A        N/A
New York, NY            Officer since     fund in the Aquila Group of
(11/06/56)              2003 and          Funds since 2003 and Treasurer
                        Treasurer since   since 2000.
                        2000

Edward M. W. Hines      Secretary since   Shareholder of Butzel Long, a       N/A        N/A
New York, NY            1992              professional corporation,
(12/16/39)                                counsel to the Fund, since 2007;
                                          Partner of Hollyer Brady Barrett
                                          & Hines LLP, its predecessor as
                                          counsel, 1989-2007; Secretary of
                                          each fund in the Aquila Group of
                                          Funds.

John M. Herndon         Assistant         Assistant Secretary of each fund    N/A        N/A
New York, NY            Secretary since   in the Aquila Group of Funds
(12/17/39)              1995              since 1995 and Vice President of
                                          the three Aquila Money-Market
                                          Funds since 1990; Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of each fund    N/A        N/A
New York, NY            Treasurer since   in the Aquila Group of Funds
(11/02/66)              2000              since 2000; Assistant Vice
                                          President of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquila Group of Funds,
                                          1995-1998.

(1) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Partridge is an interested person of the Fund as a senior counsel of the law firm that performs legal services for the Sub-Adviser.


(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."


(6) A Trustee Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Trustees
                                (as of 12-31-08)


                                                Dollar Range of Ownership
                                                in Narragansett                Aggregate Dollar Range of
                                                Insured Tax-Free               Ownership in the Aquila
                                                Income Fund(1)                 Group of Funds (1)

Interested Trustees

Diana P. Herrmann                               C                              E

John J. Partridge                               C                              E

Non-interested Trustees

Thomas A. Christopher                           C(2)                           E

David A. Duffy                                  C                              C

Theodore T. Mason                               B(3)                           D

Anne J. Mills                                   B(4)                           D

James R. Ramsey                                 C                              E

Laureen L. White                                B                              B

(1)  A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. over $100,000

(2) As of February 2009.
(3) As of May 20, 2009.
(4) As of June 8, 2009.


         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2009, the Fund paid a total of $124,179 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the twelve funds in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

                                                      Compensation              Number of
                                                      from all funds            boards on
                              Compensation            in the Aquila             which the
                              from the                Group of                  Trustee
Name                          Fund                    Funds                     serves

Thomas A. Christopher         $ 7,857                 $ 66,214                 4

David A. Duffy                $18,375                 $ 23,243                 2

Theodore T. Mason             0                       $132,850                 9

Anne J. Mills                 0                       $ 76,500                 5

John J. Partridge             $14,250                 $ 32,250                 5

James R. Ramsey               $15,500                 $ 30,500                 2

Laureen L. White              $18,500                 $ 18,500                 2



         Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)


                             Ownership of Securities


         On October 2, 2009 the following persons held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address                     Number of shares           Percent of class
of the holder of
record

Institutional 5% Shareholders


Merrill Lynch Pierce Fenner & Smith
4800 Deer Lake Drive East            1,434,397 Class A Shares       10.98%
Jacksonville, FL                       464,622 Class C Shares       31.98%

Citizens Bank of RI
870 Westminster St.
Providence, RI                       3,072,258 Class Y Shares       64.75%

SEI Trust Company
One Freedom Valley Drive
Oaks, PA                               366,971 Class Y Shares        7.73%

Charles Schwab and Company
101 Montgomery Street
San Francisco, CA                       25,799 Class I Shares      100.00%


Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.


                     Investment Advisory and Other Services

Information about the Manager, the Sub-Adviser and the Distributor

Management Fees

         During the fiscal years ended June 30, 2009, 2008 and 2007 the Fund incurred management fees (investment advisory fees) as follows:

                  Manager


2009              $917,913(1)


2008              $777,183((2))

2007              $762,636((3))


(1) $582,932 was waived.


(2) $534,974 was waived.

(3) $560,437 was waived.


         The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.

         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

         The shares of the Distributor are owned 24% by Diana P. Herrmann , 74% by Mr. Herrmann and other members of his immediate family, and the balance by of Aquila Management Corporation.

The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

         (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

         (ii) determine what securities shall be purchased or sold by the Fund;

         (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

         (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

         The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

         (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

         (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent, and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

         (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

         (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

         (v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

         The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

The Sub-Advisory Agreement

         The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

         The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time;
(4) any policies and determinations of the Board of Trustees of the Fund; and
(5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

         The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

         The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

         The Sub-Advisory Agreement became effective on November 14, 1997 and provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

Additional Information About the Portfolio Managers

         Salvatore C. DiSanto and Jeffrey K. Hanna are the portfolio managers responsible for the day-to-day management of the Fund.


         Mr. DiSanto also manages 209 other accounts, with aggregate assets of $477,795,052, at September 30, 2009. Mr. Hanna also manages one other pooled investment vehicle and 183 other accounts, with aggregate assets of $47,016,481 and $318,810,120, respectively, at September 30, 2009. Neither Mr. DiSanto nor Mr. Hanna manages other investment company portfolios.


         The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. Generally, compensation by these clients and the funds is computed as a percentage of assets under management. No account or fund has performance based fees.

         There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund's investment program. The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio managers.


         Mr. DiSanto and Mr. Hanna are employed and compensated by RBS Citizens, N.A., of which the Sub-Adviser is a department. As of September 30, 2009, Mr. DiSanto and Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that they manage. Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages. The method of determining compensation of each portfolio manager is the same for the Fund as for all other accounts he manages.



         In addition, as of September 30, 2009, Mr. DiSanto's and Mr. Hanna's compensation included a participation in the Bank's Retirement Savings Plan. Like all employees of the Bank, Mr. DiSanto and Mr. Hanna are eligible to participate in the Bank's Retirement Savings Plan. Under the Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions. Additionally, Mr. DiSanto and Mr. Hanna may be eligible for incentive payment for certain other accounts opened based upon their contributions to the sales effort and the account value.


         Currently, both Mr. DiSanto and Mr. Hanna have an interest or own securities of the Fund in the range of $10,001 - $100,000 and $1,000 - $10,000 respectively.

Underwriting Commissions

         During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

                    Sales Charges                       Retained by Distributor


2009                $234,682                            $20,530


2008                $207,418                            $18,953

2007                $121,372                            $12,009


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase and Value of All
Class A Shares Held by a Single          Sales Charge as Percentage of Public   Commissions as Percentage of
Purchaser                                Offering Price                         Offering Price

Less than $25,000                        4.00%                                  3.50%
$25,000 but less than $50,000            3.75%                                  3.50%
$50,000 but less than $100,000           3.50%                                  3.25%
$100,000 but less than $250,000          3.25%                                  3.00%
$250,000 but less than $500,000          3.00%                                  2.75%
$500,000 but less than $1,000,000        2.50%                                  2.25%

Distribution Plan

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

         During the fiscal year ended June 30, 2009, payments were made under
Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

         During the fiscal year ended June 30, 2009, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:


              To All Qualified Recipients          To Distributor          To Other Qualified Recipients


Part I        $186,284                             $ 4,301                 $181,983

Part II       $ 82,203                             $25,254                 $ 56,949

Part III      $    614                             $     0                 $    614



         All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

         The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)


         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.


         During the fiscal year ended June 30, 2009, $27,401 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal year ended June 30, 2009 payments made to Qualified Recipients under Part II of the Plan with respect to the Fund's Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund's Distribution Plan, amounted to $460.


General Provisions

         While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

         The Fund's Shareholder Servicing Agent (transfer agent) is PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.

         The Fund's Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240 is responsible for holding the Fund's assets.

         The Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund's financial statements.


                    Brokerage Allocation and Other Practices

         During the fiscal years ended June 30, 2009, 2008 and 2007, all of the Fund's portfolio transactions were principal transactions and no brokerage commissions were paid.

          The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.


                                  Capital Stock

         The Fund has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of Class A Shares of any of the other funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of
         0.15 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

         *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

         The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.


         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.



                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

                  (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Fund's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


        Value of Holdings At the            CDSC You will Pay on          Commission Paid to
            Time of Purchase                     Redemption                 Broker/Dealer

  $1 million and up to $2.5 million        1% in years 1 & 2                 1%
                                           0.50 of 1% in years 3 &4
                                           None                              0.25% in 4 payments over 4 years

  Over $2.5 million and up to $5           0.50 of 1% in year 1              0.50%
  million                                  0.25 of 1% in year 2
                                           0.0 in years 3 & 4
                                           None                              0.25% in 2 payments over 2 years

  Over $5 million                          None                              0.25%


         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended for as long as you hold the money-market fund shares.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                              Amount Distributed
                                                to Broker/Dealer as a Percentage
                                                of Purchase Price

$1 million but less than $2.5 million              1%

$2.5 million but less than $5 million              0.50 of 1%

$5 million or more                                 0.25 of 1%


Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

         Class A Shares may be purchased without a sales charge by:

         * current and former Trustees and officers of any funds in the Aquila Group of Funds,


         * the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies,


         * selected broker dealers, their officers and employees and other investment professionals,

         * certain persons connected with firms providing legal, advertising or public relations assistance,

         * certain family members of, and plans for the benefit of, the foregoing; and

         * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

         Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

         (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

         (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Investors may exchange securities acceptable to the Manager and the Sub-Adviser for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences

Additional Compensation for Financial Intermediaries

         The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Fund.

         Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Fund or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

         At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

         Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

o        assistance in training and educating the financial advisor's personnel;

o        participation in the financial advisor's conferences and meetings;

o        advertising of the Fund's shares;

o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

o        shareholder appreciation events;

o exhibit space or sponsorships at regional or national events of financial intermediaries;

o        participation in special financial advisor programs;

o continued availability of the Fund's shares through the financial advisor's automated trading platform;

o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;

o inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

o        other comparable expenses at the discretion of the Distributor.

         The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.

         The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

         The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

         *        for fractional Class A Shares;
         * if you have selected Automatic Investment or Telephone Investment for Class A Shares;
         * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or
         *        for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the other tax-free municipal bond funds, the high income corporate bond fund and the equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquila Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll-free

         Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and would result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; should any such loss occur, no representation is made as to its deductibility.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" Registration (Not Available for Class I Shares)

         Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.


          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States.


Computation of Net Asset Value

         The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Fund's Board of Trustees the Fund's normal practice is that most or all of the Rhode Island Obligations in the Fund's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Rhode Island Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Rhode Island Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Fund's Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

         Under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com. The Fund also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

         In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund's shareholders and the Fund's Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.


                           Additional Tax Information

Certain Redemptions or Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then either exchange them for shares of a different mutual fund, or redeem them and subsequently acquire shares in a different mutual fund, in either case without having held the original fund shares at least 91 days, you must reduce the tax basis for the shares redeemed or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

         During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

         The Internal Revenue Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally, the Fund must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Fund intends to meet such requirements.

Tax Effects of Redemptions and Exchanges

         Normally, when you redeem shares of the Fund, or exchange shares of the Fund for shares issued by other funds sponsored by the Manager, you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption or the net asset value of the shares received in the exchange and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption or exchange, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will generally be long-term if you held the redeemed/exchanged shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less (which holding period may be extended in the event that the risk of holding shares is reduced by holding substantially similar or related property) are redeemed or exchanged and you have a loss, two special rules apply: the loss is generally disallowed by the amount of exempt-interest dividends, if any, which you received on the redeemed/exchanged shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed/exchanged shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, gain or loss may not be recognized in whole or in part. In such case, your adjusted tax basis in the Class A Shares you receive upon conversion would then equal your adjusted tax basis in the Class C Shares you held immediately before conversion, and your holding period for the Class A Shares you receive would then include the period you held the converted Class C Shares.

                                  Underwriters

         Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2009 were as follows:

Name of                      Net Under-         Compensation          Brokerage        Other
Principal                    writing            on Redemptions        Commissions      Compen-
Underwriter                  Discounts          and                                    sation
                             and                Repurchases
                             Commissions


Aquila Distributors Inc.     $20,530            None                  None             None*



* Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Nationally Recognized Statistical Rating Organizations

         At the date of this Statement of Additional Information there are ten organizations registered with the Securities and Exchange Commission (SEC) as Nationally Recognized Statistical Rating Organizations ("NRSROs") under Section 15E of the Securities Exchange Act of 1934. Not all NRSROs rate securities in which the Trust/Fund invests. The names of some important and widely-known NRSROs, brief summaries of their respective rating systems, some of the factors considered by each of them in issuing ratings, and their individual procedures are described below.

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings - There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3 This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

         Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB Bonds rated BBB are of adequate credit quality.

BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high), Short term debt rated R-2 is of adequate credit quality and within the three subset grades, R-2 (middle), debt protection ranges from having reasonable ability for timely repayment to a level R-2 (low) which is considered only just adequate.

R-3 (high), Short term debt rated R-3 is speculative, and within the three subset grades, the capacity R-3 (middle), for timely payment ranges from mildly speculative to doubtful.
R-3 (low)


         Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.